UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

May 3, 2011

Date of Report (Date of earliest event reported)

Commission File Number	Exact Name of Registrant as Specified in Its Charter; State of Incorporation; Address of Principal Executive Offices; and Telephone Number	IRS Employer Identification Number
1-16169	EXELON CORPORATION (a Pennsylvania corporation) 10 South Dearborn Street P.O. Box 805379 Chicago, Illinois 60680-5379 (312) 394-7398	23-2990190

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 5-Corporate Governance and Management

Item 5.07. Submission of Matters to a Vote of Security Holders.

On May 3, 2011, Exelon Corporation (Exelon) held its annual meeting of shareholders. The final results of voting on each of the matters submitted to a vote of security holders during Exelon’s annual meeting of shareholders:

1. Election of Directors

	FOR	AGAINST	ABSTAIN	BROKER NON-VOTE
John A. Canning, Jr.	402,241,565	5,192,923	1,812,533	106,740,945

M. Walter D’Alessio	398,333,850	9,154,065	1,759,106	106,740,945

Nicholas DeBenedictis	394,918,225	12,581,483	1,767,313	106,740,945

Nelson A. Diaz	377,393,933	29,990,956	1,862,132	106,740,945

Sue L. Gin	399,180,593	8,283,015	1,783,413	106,740,945

Rosemarie B. Greco	396,124,697	11,314,169	1,808,155	106,740,945

Paul L. Joskow	403,669,330	3,724,880	1,852,811	106,740,945

Richard W. Mies	403,125,120	4,181,568	1,940,333	106,740,945

John M. Palms	399,861,765	7,529,426	1,855,830	106,740,945

William C. Richardson	401,862,613	5,541,851	1,842,557	106,740,945

Thomas J. Ridge	401,833,485	5,704,520	1,709,016	106,740,945

John W. Rogers, Jr.	397,617,596	9,802,776	1,826,649	106,740,945

John W. Rowe	388,647,964	18,910,533	1,688,524	106,740,945

Stephen D. Steinour	395,282,107	12,149,737	1,815,177	106,740,945

Don Thompson	403,401,939	4,037,436	1,807,646	106,740,945

2. Ratification of PricewaterhouseCoopers LLP as Exelon’s Independent Accountant for 2011

FOR	AGAINST	ABSTAIN
507,823,923	6,082,575	2,081,468

3. The advisory vote on Exelon’s 2011 executive compensation

FOR	AGAINST	ABSTAIN	BROKER NON-VOTE
389,508,395	13,913,885	5,824,741	106,740,945

4. The advisory vote on the frequency of the advisory vote on executive compensation

One Year	Two Years	Three Years	ABSTAIN
318,308,822	2,952,756	84,967,085	3,018,358

* * * * *

This Current Report includes forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 that are subject to risks and uncertainties. The factors that could cause actual results to differ materially from these forward-looking statements include those discussed herein as well as those discussed in (1) Exelon’s 2010 Annual Report on Form 10-K in (a) ITEM 1A. Risk Factors, (b) ITEM 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations and (c) ITEM 8. Financial Statements and Supplementary Data: Note 18; (2) Exelon’s First Quarter 2011

Quarterly Report on Form 10-Q in (a) Part II, Other Information, ITEM 1A. Risk Factors, (b) Part 1, Financial Information, ITEM 2. Management’s Discussion and Analysis of Financial Condition and Results of Operations and (c) Part I, Financial Information, ITEM 1. Financial Statements: Note 12; and (3) other factors discussed in filings with the Securities and Exchange Commission by Exelon. Readers are cautioned not to place undue reliance on these forward-looking statements, which apply only as of the date of this Current Report. Exelon does not undertake any obligation to publicly release any revision to its forward-looking statements to reflect events or circumstances after the date of this Current Report.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EXELON CORPORATION

/s/ Matthew F. Hilzinger
Matthew F. Hilzinger
Senior Vice President, Chief Financial Officer and Treasurer
Exelon Corporation

May 5, 2011